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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Franklin Bank Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FRANKLIN BANK CORP.
9800 Richmond Avenue, Suite 680
Houston, Texas 77042
April 3, 2006
Dear Stockholder,
      You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Franklin Bank Corp., which will be held on May 3, 2006 at 9:00 a.m., local time, at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas.
      Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. We hope you are planning to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your common stock be represented at the meeting. You may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.
      Voting by the Internet or telephone is fast and convenient. By using the Internet or telephone, you help Franklin Bank Corp. reduce the cost of postage.
      On behalf of the Board of Directors and the management of Franklin Bank Corp., I extend our appreciation for your continued support.

Sincerely yours,

Lewis S. Ranieri
Chairman

FRANKLIN BANK CORP.
9800 Richmond Avenue, Suite 680
Houston, Texas 77042
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 3, 2006
To our stockholders:
      Notice is hereby given that the Annual Meeting of Stockholders of Franklin Bank Corp. will be held at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas on Wednesday, May 3, 2006, beginning at 9:00 a.m. (local time), for the following purposes:

(1)	To elect three Class III directors to the Board of Directors, each to serve for a three-year term;

(2)	To approve the Franklin Bank Corp. 2006 Long-Term Incentive Plan;

(3)	To ratify the appointment of Deloitte & Touche LLP as our independent auditors; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
      The Board of Directors has fixed March 20, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof, and only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address and number of shares registered in the name of each stockholder, will be made available to any stockholder, for any purpose germane to the meeting, during the meeting and for ten days prior to the meeting, at the Company’s principal place of business during ordinary business hours.
      You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, please be sure your shares are represented at the meeting by following the instructions on the enclosed proxy card to vote your shares over the Internet, by telephone or by mailing a traditional proxy card.

By Order of the Board of Directors,

Darlene Tregre
Secretary
Houston, Texas
April 3, 2006
To ensure your shares are represented at the meeting, please follow the instructions on the enclosed proxy card to vote your shares over the Internet or by telephone or complete, date, sign and return the enclosed proxy in the accompanying envelope. No additional postage is necessary if the proxy is mailed in the United States. Regardless of your method of voting, your proxy is revocable at any time before it is voted at the meeting and will be deemed revoked by voting in person at the meeting.

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FRANKLIN BANK CORP.
9800 Richmond Avenue, Suite 680
Houston, Texas 77042
April 3, 2006

PROXY STATEMENT
FOR
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 3, 2006

ABOUT THE MEETING
      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Franklin Bank Corp. for use at the Annual Meeting of Stockholders to be held at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas, on Wednesday, May 3, 2006, beginning at 9:00 a.m. (local time), and any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice. This Proxy Statement, the Notice and the enclosed form of proxy are being sent to stockholders on April 3, 2006. References in this Proxy Statement to “we,” “us,” “our” and the “Company” are to Franklin Bank Corp., and references to “the Bank” are to our subsidiary, Franklin Bank, S.S.B.
What is the purpose of the meeting?
      At the meeting, stockholders will act upon the election of directors, the approval of the Franklin Bank Corp. 2006 Long-Term Incentive Plan, the ratification of our independent auditors and any other matters that properly come before the meeting.
Who is entitled to vote at the meeting?
      Holders of common stock of record at the close of business on March 20, 2006 are entitled to notice of and to vote at the meeting. As of March 20, 2006, there were 23,401,622 shares of common stock, $.01 par value per share, issued, outstanding and entitled to vote at the meeting and any adjournment or postponement thereof.
What are the voting rights of stockholders?
      Each share of common stock is entitled to one vote on all matters that may properly come before the meeting.
Who can attend the meeting?
      Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. (local time), and seating will begin at 9:00 a.m. If you attend, please note that you may be asked to present valid photo identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
      Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Because only holders of record are entitled to vote, if you hold shares in street name, only your broker may vote your shares.

What constitutes a quorum?
      The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum. Shares of common stock represented by a properly signed and returned proxy will be counted as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.
How do I vote?
      Stockholders entitled to vote may do so by attending the meeting and, if they are holders of record, voting at the meeting in person. Stockholders entitled to vote also may cast their votes over the Internet, by telephone, or by mail. If you vote over the Internet or by telephone, you will be required to provide the control number contained on your proxy card. Please follow the instructions on the enclosed proxy card regarding Internet and telephonic voting. If your shares are held in street name, your proxy card may contain instructions from your broker that allow you to vote your shares over the Internet or by telephone; please consult with your broker if you have any questions regarding the electronic voting of shares held in street name. Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone. The granting of proxies electronically is permitted by Section 212(c)(2) of the Delaware General Corporation Law and Section 1.6 of the Bylaws of the Company.
      If a proxy is properly received, the shares represented thereby will be voted in accordance with the directions set forth therein. If, for whatever reason, a proxy has been properly received by the Company but no direction has been made with respect to a particular proposal and such proxy has not been revoked, such proxy, with respect to proposals for which no direction was made, will be voted FOR the proposed slate of directors, FOR the approval of the Franklin Bank Corp. 2006 Long-Term Incentive Plan, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
What does it mean if I receive more than one proxy card?
      If you receive more than one proxy card, you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.
May I revoke my proxy?
      Yes. You have the right to revoke your proxy at any time before the annual meeting by:

•	voting electronically over the Internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time the day before the annual meeting;

•	delivering a written notice to the Secretary of the Company at any time before the proxy is voted at the meeting; or

•	attending the annual meeting and voting in person.
What are the recommendations of our Board of Directors?
      Our Board of Directors’ recommendation is set forth together with the description of each item in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	FOR the election of the nominated slate of directors;

•	FOR the approval of the Franklin Bank Corp. 2006 Long-Term Incentive Plan; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2006.

What vote is required to approve each item?
      With respect to the approval of each of the nominees for director, the Company’s bylaws provide that the affirmative vote of the holders of a plurality of the votes cast by the holders of shares entitled to vote at a meeting where a quorum is present is required to elect a director. Consequently, any shares represented by proxies that are marked “withhold” will have no impact on the election of directors.
      With respect to the approval of the Franklin Bank Corp. 2006 Long-Term Incentive Plan, the Company’s bylaws provide that the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on, and voting for or against, such matter at a meeting where a quorum is present will be required for approval. Thus, abstentions and broker-dealer “non-votes” will have no impact on the approval of the Franklin Bank Corp. 2006 Long-Term Incentive Plan.
      With respect to the ratification of the appointment of our independent auditors, the Company’s bylaws provide that the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on, and voting for or against, such matter at a meeting where a quorum is present will be required for approval. Thus, abstentions and broker-dealer “non-votes” will have no impact on the ratification of our independent auditors.
How will the votes be tabulated?
      Votes will be tabulated by an Inspector of Election appointed by the Company.
Where can I find the voting results of the meeting?
      The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-Q for the second quarter of 2006.
Who pays the cost of soliciting proxies?
      The Company will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or other employees of the Company who will not be specially compensated for such solicitation. Proxies will be solicited in person or by telephone, facsimile or other electronic means. We have engaged The Bank of New York to assist us in the distribution and solicitation of proxies. We have agreed to pay a fee of $1,000 plus expenses for these services. In accordance with the regulations of the Securities and Exchange Commission and the Nasdaq National Market, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of common stock as of the record date.
How can I find more information about the Company?
      We file annual, quarterly and periodic reports and other information with the Securities and Exchange Commission, or Commission. You may read and copy any of these documents at the Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information about the public reference room. Copies of the material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Our filings also are available to the public at the Commission’s web site at http://www.sec.gov. We are listed on the Nasdaq National Market. Reports and other information concerning us may be inspected at the Nasdaq’s offices at 1735 K Street, N.W., Washington, D.C. 20006. We trade under the ticker symbol “FBTX.” We will furnish without charge to each person solicited, upon written request, a copy of our annual report on Form 10-K, including financial statements and schedules but excluding exhibits. Copies of exhibits will be furnished upon payment of our expenses. You may request a copy of our filings by contacting our Investor Relations Department, c/o Franklin Bank Corp., 9800 Richmond Avenue, Suite 680, Houston, Texas 77042.

OWNERSHIP OF COMMON STOCK
      Based solely upon information furnished to us or filed with the Commission, the following table sets forth certain information about the beneficial ownership of our common stock, including the percentage of total shares outstanding, as of March 20, 2006, by:

•	each person who is known by us to beneficially own more than five percent of our common stock;

•	each of our directors and nominees for director;

•	each of our chief executive officer, our chief financial officer and our other named executive officers; and

•	all executive officers and directors as a group.
      Except as otherwise indicated in the footnotes below, each beneficial owner has the sole power to vote and to dispose of all shares held by that holder. You should keep the following in mind as you read the information in the table:

•	The amount and percentage of our common stock beneficially owned by a holder are reported on the basis of the regulations of the Commission that govern the determination of beneficial ownership of securities. Under these regulations, a person or group of persons is deemed to be a “beneficial owner” of a security if that person or group has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security. A person or group of persons is also deemed to be a beneficial owner of any securities with respect to which that person or group has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same security and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest.

•	The percentage of our common stock beneficially owned is based on 23,401,622 shares of our common stock outstanding as of March 20, 2006, and shares of our common stock deemed outstanding pursuant to the definition of beneficial ownership in the preceding paragraph. These shares are deemed to be outstanding when computing the percentage of ownership of each person or group of persons referred to above, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group.

	Shares
	Beneficially	Percent of
Name and Address of Beneficial Owner(1)	Owned	Shares

Wasatch Advisors(2)	1,301,077	5.6
Franklin Mutual Advisers, LLC(3)	1,199,979	5.1
Lewis S. Ranieri(4)	965,307	4.1
William B. Rhodes(5)	699,506	3.0
Anthony J. Nocella(6)	414,627	1.8
Andy Black(7)	6,000	*
Lawrence Chimerine, Ph.D.(8)	30,786	*
Daniel E. Cooper(9)	85,196	*
Michael Davitt(10)	104,511	*
Max Epperson(11)	20,800	*
David M. Golush(12)	157,655	*
James A. Howard, C.P.A.(13)	18,966	*
Alan E. Master(14)	28,764	*
Russell McCann(15)	103,691	*
Glenn E. Mealey(16)	92,594	*
Robert A. Perro(17)	151,629	*
Jan Scofield(18)	40,997	*
John B. Selman(19)	78,666	*
Russell Workman(20)	16,513	*
All executive officers and directors as a group (17 persons)(21)	3,016,208	12.3

*	Less than 1%

(1)	The address of each of our directors and officers is c/o Franklin Bank Corp., 9800 Richmond Avenue, Suite 680, Houston, Texas 77042.

(2)	The information concerning Wasatch Advisors, Inc., or Wasatch, is based solely on information contained in its Schedule 13G filed with the Commission. Wasatch is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, with its principal business address located at 150 Social Hall Avenue, Salt Lake City, Utah 84111. Wasatch has sole voting and disposition power with respect to the shares reported in the table.

(3)	The information concerning Franklin Mutual Advisers, LLC, or Franklin Advisers, is based solely on information contained in its Schedule 13G filed with the Commission. Franklin Advisers is a Delaware limited liability company with its principal business address located at 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. The securities reported in the table are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to advisory contracts, are advised by Franklin Advisers. Such advisory contracts grant to Franklin Advisers all investment and voting power over the securities owned by such advisory clients. The clients of Franklin Advisers have the right to receive or power to direct the receipt of dividends from, as well as the proceeds from the sale of, shares reported in the table. None of such clients own beneficially more than five percent of the Company’s common stock.

(4)	Includes 752,241 shares beneficially owned by Mr. Ranieri, 165,300 shares issuable upon exercise of presently exercisable options transferred to Mr. Ranieri by Ranieri & Co. in 2003, and 17,100 shares issuable upon exercise of presently exercisable options held by Ranieri & Co. Also includes 30,666 shares issuable upon exercise of options held by Mr. Ranieri that are exercisable currently or within 60 days. See “Certain Relationships and Related Transactions — Ranieri & Co., Inc.” below.

(5)	Includes 259,880 shares beneficially owned by Mr. Rhodes and 33,600 shares held by The T&T Master Limited Partnership, of which a company controlled by Mr. Rhodes is the general partner. Also includes 77,472 shares held by each of the Tesha Ella Insko Trust and the Megan E. Insko Trust, which are trusts established for the benefit of Mr. Rhodes’ daughter Tesha Ella Insko and granddaughter Megan E. Insko. Also includes 77,472 shares held by each of the Tina G. Ehrlich Trust, the William G. Bolling Trust and the Ashley N. Bolling Trust. A member of Mr. Rhodes’ immediate family is co-trustee of the William G. Bolling Trust and the Ashley N. Bolling Trust. Mr. Rhodes is not the trustee of any of these trusts, but holds a proxy to vote such shares pursuant to loans to these trusts. Also includes 18,666 shares issuable upon exercise of options held by Mr. Rhodes that are exercisable currently or within 60 days.

(6)	Includes 34,435 shares and 26,544 shares of restricted stock beneficially owned by Mr. Nocella. The restrictions on the restricted stock lapse on May 9, 2010 as to 13,919 shares and December 14, 2010 as to 12,625 shares. Also includes 98,648 shares held by the Anthony & Ruth Nocella Family Partnership L.P., a limited partnership controlled by Mr. Nocella, 57,000 shares issuable upon exercise of presently exercisable options transferred by Ranieri & Co. to the Anthony & Ruth Nocella Family Partnership in 2003, and 198,000 shares issuable upon exercise of options held by Mr. Nocella that are exercisable currently or within 60 days. See “Certain Relationships and Related Transactions — Ranieri & Co., Inc.” below.

(7)	Includes 6,000 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(8)	Includes 18,666 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(9)	Includes 73,783 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(10)	Includes 73,300 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(11)	Includes 20,800 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(12)	Includes 59,189 shares beneficially owned by Mr. Golush and 79,800 shares issuable upon exercise of presently exercisable options transferred in 2003 by Ranieri & Co. to JRDJ Associates, LLC, a limited liability company managed by Mr. Golush. Also includes 18,666 shares issuable upon exercise of options that are exercisable currently or within 60 days. See “Certain Relationships and Related Transactions — Ranieri & Co., Inc.” below.

(13)	Includes 15,666 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(14)	Includes 18,666 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(15)	Includes 76,283 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(16)	Includes 73,783 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(17)	Includes 24,663 shares beneficially owned by Mr. Perro. Also includes 108,300 shares issuable upon exercise of presently exercisable options transferred by Ranieri & Co. to Mr. Perro in 2003 and 18,666 shares issuable upon exercise of options that are exercisable currently or within 60 days. See “Certain Relationships and Related Transactions — Ranieri & Co., Inc.” below.

(18)	Includes 31,866 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(19)	Includes 60,000 shares held by Austin Trust Company, Successor Trustee for John B. Selman Rollover IRA and 18,666 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(20)	Includes 6,000 shares issuable upon exercise of options that are exercisable currently or within 60 days.

(21)	Includes 1,145,643 shares issuable upon exercise of options held by officers and directors that are exercisable within 60 days.
GOVERNANCE OF THE COMPANY
Committees of Our Board of Directors
      Our Board of Directors has established three standing governance committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. A brief description of these committees is set forth below.

      Audit Committee. Our Audit Committee is appointed by our Board of Directors to assist the Board in monitoring the integrity of our financial statements, our independent auditor’s qualifications and independence, the performance of our audit function and independent auditors, and our compliance with legal and regulatory requirements. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee.
      Pursuant to the charter of the Audit Committee, the Audit Committee consists of at least three directors who meet the independence and experience requirements of the Nasdaq (our common stock is listed on the Nasdaq Stock Market National Market System), and the federal securities laws. The members of our Audit Committee, Dr. Chimerine and Messrs. Golush, Howard, and Master with Mr. Howard serving as Chair, satisfy the applicable independence requirements.
      The full text of the Audit Committee’s charter was included in our proxy statement relating to our 2004 annual meeting of stockholders, and is available free of charge within the corporate governance section of our Internet website, at www.bankfranklin.com. The information contained on or connected to our Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with or furnish to the Commission.
      Compensation Committee. Our Compensation Committee is appointed by our Board of Directors to review and recommend policy relating to compensation and benefits of our directors and employees, and to be responsible for determining the compensation of our Chief Executive Officer and other executive officers. The Compensation Committee also administers the issuance of stock options and other awards under our stock plans. The Compensation Committee reviews and evaluates, at least annually, its performance and that of its members, including compliance of the Compensation Committee with its charter. The Compensation Committee is also responsible for reviewing and recommending to the Board of Directors all persons to be elected as executive officers of the Company and for producing the annual report on executive compensation required to be included in our annual proxy materials under the federal securities laws.
      Pursuant to the charter of the Compensation Committee, the Compensation Committee consists of at least three directors who meet the independence requirements of the Nasdaq and applicable standards of independence prescribed for purposes of any federal securities, tax and other laws relating to the Committee’s duties and responsibilities, including Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The members of the Compensation Committee, Dr. Chimerine and Messrs. Master and Rhodes, with Dr. Chimerine serving as Chair, satisfy the applicable independence requirements.
      The full text of the Compensation Committee’s charter was included in our proxy statement relating to our 2004 annual meeting of stockholders, and is available free of charge within the corporate governance section of our Internet website, at www.bankfranklin.com. The information contained on or connected to our Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with or furnish to the Commission.
      Nominating and Corporate Governance Committee. Pursuant to the charter of the Nominating and Corporate Governance Committee, the Committee must consist of at least three directors who meet the Nasdaq independence requirements and any standards of independence as may be prescribed under the federal securities laws relating to the Committee’s duties and responsibilities. The members of our Nominating and Corporate Governance Committee, Dr. Chimerine and Messrs. Master and Rhodes, with Mr. Master serving as Chair, satisfy the applicable independence requirements. Our Nominating and Corporate Governance Committee is appointed to assist our Board of Directors in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. The Committee seeks to accomplish this goal by, among other things, assisting our Board of Directors in identifying individuals qualified to become Board members, recommending to our Board of Directors the director nominees for the next annual meeting of stockholders, reviewing the qualifications and independence of the members of our Board of Directors and its various committees on a regular basis, recommending to our Board of Directors corporate governance guidelines and reviewing such guidelines on a regular basis to confirm that the guidelines and the Committee’s charter remain consistent with sound corporate governance practices and with any legal, regulatory or Nasdaq requirements, and leading our Board of Directors in its annual review of Board performance.
      The Nominating and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors at an annual or special meeting if the names of such persons are submitted within the time periods and in accordance with the procedures established in our Bylaws governing nominations by stockholders to be made at such meetings. Section 2.4 of our Bylaws, which is available in the corporate governance section of our Internet website, at www.bankfranklin.com, provides a procedure by which stockholders may make director nominations at an annual or special meeting of the stockholders. These procedures are designed to provide for the orderly consideration of nominees at meetings of stockholders, and so require stockholders desiring to make such nominations to provide notice of such intention, accompanied by biographical information about the proposed nominee and information confirming the stockholder’s share ownership, to the Secretary of the Company in advance of the meeting.
      In order to recommend a candidate to the Nominating and Corporate Governance Committee for consideration as a potential nominee at an annual meeting of stockholders, the proposing stockholder must deliver notice in writing to the Secretary of the Company at its principal office not less than 90 days nor more than 180 days prior to the date on which the immediately preceding year’s annual meeting of stockholders was held. The Bylaws provide a similar advance notice procedure to be followed with respect to special meetings. The stockholder’s notice to the Company must be accompanied by the information required to be disclosed about the nominee in a proxy statement prepared in accordance with the federal securities laws. In addition, it must be accompanied by a notarized affidavit from the nominee to the effect that (1) the nominee is eligible for election as a director, (2) if elected the nominee will serve, and (3) the nominee understands that, as a director of the Company, the nominee will owe a fiduciary duty to the Company and its stockholders. The notice must also be accompanied by written evidence establishing that the stockholder is a stockholder of record of the Company and identifying the name, address, number of shares beneficially owned by the stockholder and certain other information specified in Section 2.4 of our Bylaws.
      Under its charter, the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying individuals qualified to become Board members. The Nominating and Corporate Governance Committee has developed formal processes for identifying and evaluating potential nominees for director and criteria for Board membership. The Committee believes that members of the Company’s advisory board may constitute a source of potential nominees.
      The Committee intends to utilize the processes and criteria it has developed, when identifying potential nominees for director, utilizing the factors identified in the Company’s Corporate Governance Guidelines and considering the needs of the Company and input from existing directors and other sources as appropriate.
      The Committee’s formal process for identifying and evaluating potential nominees for director utilizes a non-exclusive list of factors to be considered in assessing the qualifications of potential board members, including age, diversity, skills, experience and whether they would satisfy applicable definitions of independence. The Nominating and Corporate Governance Committee has established the following minimum criteria to be utilized in evaluating new director candidates:

•	Directors should possess personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders and other constituencies.

•	Directors should have reputations, both personal and professional, consistent with the image and reputation of the Company.

•	Each director should have relevant experience and expertise and be able to add value and offer advice and guidance to the Chief Executive Officer based on that experience and expertise.

•	Directors should have current knowledge and contacts in the Company’s industry and other industries relevant to the Company’s business, ability to work with others as an effective group and ability to commit adequate time as a director.

•	A substantial majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors should be independent of any particular constituency and be able to represent the interests of the Company’s stockholders and other constituencies.

•	Each director should have the ability to exercise sound business judgment.

•	Directors should be selected so that the Board of Directors is a diverse body reflecting gender, ethnic background, professional experience, current responsibilities, and community involvement.
      These factors would be considered in evaluating any nominee recommended by a stockholder. In addition, the Nominating and Corporate Governance Committee believes that the ability to work constructively in a collaborative environment is a quality necessary for the effective functioning of a director. The Nominating and Corporate Governance Committee may choose not to consider or nominate a candidate proposed by a stockholder if no vacancy exists on the Board of Directors and the Committee does not perceive a need to increase the size of the Board.
      The full text of the Nominating and Corporate Governance Committee’s charter and the related Corporate Governance Guidelines were included in our proxy statement relating to our 2004 annual meeting of stockholders, and are available free of charge within the corporate governance section of our Internet website, at www.bankfranklin.com. The information contained on or connected to our Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with or furnish to the Commission.
Independence
      Dr. Chimerine and Messrs. Golush, Howard, Master, Rhodes and Selman, constituting a majority of the members of our Board of Directors, satisfy the Nasdaq requirements for independence.
Communications with Board of Directors
      Stockholders who wish to communicate with the Board of Directors may submit their communications in writing, addressed to the Board of Directors or a particular member of the Board, c/o Corporate Secretary, Franklin Bank Corp., 9800 Richmond Avenue, Suite 680, Houston, Texas 77042. Communications submitted by stockholders will be reviewed by the Company to ensure they relate to the business of the Company. Communications determined not to relate to the business of the Company, or which are frivolous, offensive or otherwise inappropriate for consideration by the Board of Directors, will not be forwarded to the Board of Directors.
      The procedure to be followed in communicating with the Company’s Board of Directors has been included in the corporate governance section of the Company’s Internet website, at www.bankfranklin.com. The Company is continuing to evaluate the efficacy of this procedure, and may modify it if circumstances require. Any modifications to the procedure will be posted promptly in the corporate governance section of the Company’s Internet website. The information contained on or connected to our Internet website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with or furnish to the Commission.
Attendance at Meetings
      During 2005, the Board of Directors met six times, and there were 25 governance committee meetings (15 for the Audit Committee, seven for the Compensation Committee, and three for the Nominating and Corporate Governance Committee). With the exception of one meeting of the Board of Directors at which Mr. Selman and Mr. Golush were not present, each director attended all of the meetings of the Board of Directors and all meetings of the committees on which he served. Although we have no formal policy with respect to our directors’ attendance at annual meetings of stockholders, we encourage them to attend, and each director serving at the time of our 2005 annual meeting of stockholders attended such meeting.

Report of the Audit Committee
      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other report filed or furnished under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.
      The charter of the Audit Committee specifies that the purpose of the Committee is to assist the Board in its oversight of:

•	the integrity of the financial statements of the Company;

•	the independent auditor’s qualifications and independence;

•	the performance of the Company’s audit function and independent auditors; and

•	the compliance by the Company with legal and regulatory requirements.
      The Audit Committee met 15 times during 2005.
      As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent auditors the audited financial statements prior to their issuance. These reviews included discussion with Deloitte & Touche LLP, the independent auditors, of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of the written disclosures and letter from Deloitte & Touche LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).
      Taking all of these reviews and discussions into account, the Audit Committee on March 10, 2006 recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

James A. Howard, Chair
Lawrence Chimerine, Ph.D.
David M. Golush
Alan E. Master
March 10, 2006

EXECUTIVE COMPENSATION
      The following table sets forth information concerning total compensation received for services rendered to us during the past three fiscal years by our Chief Executive Officer and our four other most highly compensated executive officers.
Summary Compensation Table

	Annual Compensation			Long-Term Compensation

				Restricted	Securities
				Stock	Underlying
		Salary	Bonus	Award(s)(1)	Options/SARs	All Other
Name and Principal Position	Year	($)	($)	($)	(#)	Compensation(2)

Anthony J. Nocella	2005	$400,000	$—	$496,107	50,000	$8,400
President &	2004	300,000	185,000	—	42,000	5,900
Chief Executive Officer	2003	254,000	258,707	441,293	30,000	—
Russell McCann	2005	220,665	—	—	18,000	8,400
Executive Vice President &	2004	179,000	75,000	—	15,000	4,500
Chief Financial Officer	2003	127,000	109,511	165,489	20,000	—
Glenn Mealey	2005	216,217	—	—	18,000	8,400
Executive Vice President &	2004	175,000	82,500	—	15,000	4,900
Managing Director —	2003	150,000	109,511	165,489	17,500	—
Administration
Daniel E. Cooper	2005	208,763	—	—	18,000	8,400
Executive Vice President &	2004	173,000	101,250	—	15,000	2,900
Managing Director —	2003	150,000	104,511	165,489	17,500	—
Mortgage Lending
Michael Davitt	2005	208,052	—	—	18,000	8,400
Executive Vice President &	2004	173,000	75,000	—	15,000	—
Managing Director —	2003	127,000	104,511	165,489	22,500	—
Commercial Lending

(1)	As of December 31, 2005, Mr. Nocella held 26,544 shares of restricted common stock, 13,919 shares of which were awarded effective May 9, 2005 and 12,625 shares of which were awarded on December 14, 2005 at a fair market value of $18.69. The fair market value of these shares at December 31, 2005 was $477,527 based on our December 30, 2005 closing price of $17.99. The rights associated with such ownership, including the payment of dividends, are fully vested, but the common stock is subject to forfeiture if Mr. Nocella’s employment with the Company terminates prior to the expiration of five years from the grant date for any reason other than death, disability, normal retirement or the occurrence of a change of control.

(2)	Represents amounts contributed to each executive’s account in our 401(k) Plan in 2005 and 2004. There were no matching contributions in 2003.

Option Grants in Last Fiscal Year
      The following table contains information concerning individual grants of stock options made during the last completed fiscal year to the executive officers named under “Executive Compensation.”

					Potential Realizable
					Value at Assumed Annual
	Number of	Percent of Total			Rates of Stock Price
	Securities	Options/SARS			Appreciation For
	Underlying	Granted	Per Share		Option Term
	Options/SARs	to Employees	Exercise	Expiration
Name	Granted(1)	in 2005	Price(2)	Date	5%	10%

Anthony J. Nocella	50,000	8.95%	$17.28	12/31/12	$351,735	$819,692
Daniel E. Cooper	18,000	3.22	17.72	12/31/12	129,849	302,603
Glenn Mealey	18,000	3.22	17.72	12/31/12	129,849	302,603
Michael Davitt	18,000	3.22	17.72	12/31/12	129,849	302,603
Russell McCann	18,000	3.22	17.72	12/31/12	129,849	302,603

(1)	Sixty percent of the options vested on grant date and the remaining 40% vest after five years from the date of grant, and are fully vested in the event of a change in control of the Company.

(2)	For Messrs. Cooper, Davitt, McCann and Mealey the per share exercise price is the weighted average price for options granted in 2005. Each had 12,000 options granted with an exercise price of $17.28 and 6,000 options granted with an exercise price of $18.60.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table contains information concerning the exercise of stock options during the last completed fiscal year by the executive officers named under “Executive Compensation,” as well as information concerning the number and value of unexercised options (exercisable and unexercisable).

			No. of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options at		Options at
	No. of Shares	Value	December 31, 2005		December 31, 2005
	Acquired on	Realized
Name	Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony J. Nocella	—	—	198,000	34,000	$1,119,660	$34,080
Daniel E. Cooper	—	—	73,783	12,200	407,646	10,508
Glenn Mealey	—	—	73,783	12,200	407,646	10,508
Michael Davitt	—	—	73,300	12,200	393,787	10,508
Russell McCann	—	—	76,283	12,200	422,621	10,508
Equity Compensation Plan Information
      Information regarding stock-based compensation awards outstanding and available for future grants as of December 31, 2005, segregated between stock-based compensation plans approved by stockholders and stock-based compensation plans not approved by stockholders, is presented in the table below. See “Item 2 — Approval of the Franklin Bank Corp. 2006 Long-Term Incentive Plan.”

	Number of Shares to
	be Issued Upon	Weighted Average	Number of Shares
	Exercise of	Exercise Price of	Available for
Plan Category	Outstanding Awards	Outstanding Awards	Future Grants

Plans approved by stockholders	1,415,029	$14.93	67,452
Plans not approved by stockholders(1)	570,000	10.00	0

Total	1,985,029	$13.52	67,452

(1)	The option with respect to these shares was issued in 2002, prior to the Company’s initial public offering, when stockholder approval was not required. For additional information regarding this option, see “Certain Relationships and Related Transactions — Ranieri & Co., Inc.” below.
Compensation of Directors
      Each member of our Board of Directors also serves as a member of the Board of Directors of the Bank. Except as described below with respect to our chairman, no retainer is paid for service on our Board of Directors. However, each Bank director who is not an employee of the Bank receives an annual retainer of $15,000 for service on the Bank’s Board of Directors and a fee of $1,000 for each Board meeting of the Bank that he attends. If a meeting of our Board of Directors is held on a day on which no meeting of the Bank’s Board of Directors occurs, each director who is not an employee of the Bank receives a fee of $1,000 for attending such meeting. The chair of the Bank’s Audit Committee receives an additional annual retainer of $35,000, and the chairs of each of the Company’s Compensation Committee and Nominating and Corporate Governance Committee receive an additional annual retainer of $10,000. Each member of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees receives a fee of $500 for each committee meeting he attends. If a meeting of our Audit Committee is held on a day on which no meeting of the Bank’s Audit Committee occurs, each Audit Committee member who is not an employee of the Bank receives a fee of $500 for attending such meeting. In addition, each member of the credit committee of the Bank’s Board who is not an employee of the Bank receives a fee of $500 for each credit committee meeting that he attends.
      We have established a long-term incentive plan in which non-employee directors of the Company and the Bank are eligible to participate. Each of our non-employee directors received a grant of options to purchase 15,000 shares of common stock in 2005. Sixty percent of these options vested on grant date and the remainder will vest five years after the grant date. Additionally, Mr. Ranieri, our Chairman of the Board, received options to purchase 20,000 shares of Company stock as an annual retainer for his service as Chairman of the Board.
Employment Agreements
      We have entered into letter agreements regarding the employment of Messrs. Nocella, Cooper, Mealey, Davitt and McCann. These letters establish certain terms of employment, but do not provide for continued employment for any period of time. In addition to the compensation summarized in “Executive Compensation — Summary Compensation Table” above, these agreements provide for severance payments of six months’ pay upon termination without “cause.”
Change of Control Agreements
      We have entered into change of control employment agreements with Messrs. Nocella, Cooper, Mealey, Davitt and McCann. The change of control employment agreements have three-year terms, which will extend for one year upon each anniversary unless we give notice not to extend. If a “change of control” occurs during the term of an agreement, then the agreements will become operative for a fixed three-year period and supersede any non-change of control employment agreements that the executive officers may enter into.
      The agreements provide generally that the executive officers’ terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the three-year period after a change of control. If we terminate the executive officers’ employment (other than for cause, death or disability), if the executive officer resigns for “good reason” during such three-year period or if the executive officer resigns for any reason during the 30-day period commencing on the first anniversary of the change of control (or upon certain terminations in connection with or in anticipation of a change of control), the executive officer will be generally entitled to receive in a lump sum within 30 days of the date of termination:

•	the executive officer’s base salary through the date of termination and any bonuses that have been determined, but not paid;

•	any reimbursable business expenses that have not been reimbursed;

•	a pro rata bonus through the date of termination based on the higher of (1) the executive officers’ most recent annual bonus or (2) the highest bonus paid to the executive officer during the three years prior to the change of control;

•	an amount equal to the “multiple” (as described below) times the executive officer’s annual base salary and the higher of (1) the executive officer’s most recent annual bonus or (2) the highest bonus paid to the executive officer during the three years prior to the change of control; and

•	a lump-sum payment equal to the benefits that would have accrued to the executive officer under any qualified and non-qualified defined benefit pension plans if the executive officer had remained our employee for a number of years equal to the “multiple.”
      In addition, the executive officer will be entitled to continued welfare benefits and perquisites for a number of years equal to the “multiple,” and outplacement services. For purposes of the agreements, the “multiple” is three in the case of Mr. Nocella and two in the case of each of the other named executive officers.
      Under the terms of the change of control employment agreements, we will be responsible for paying all legal fees and expenses reasonably incurred by an executive officer in any dispute concerning the interpretation or enforcement of the agreement plus interest.
      In addition, in the event that any of the executive officers become subject to an excise tax under Section 4999 of the Code, the agreements generally will provide for an additional payment to the executive officer so that the executive officer will be placed in the same after-tax position as if no such excise tax had been imposed.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee has been an employee of the Company or any of its subsidiaries.
COMPENSATION COMMITTEE REPORT
      The Compensation Committee annually reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance in light of those goals and objectives, and sets the Chief Executive Officer’s compensation level based on this evaluation. The Chief Executive Officer’s compensation (base salary and long-term incentives) for 2005 was based on the annual review of the Chief Executive officer’s performance conducted in early 2005. In determining base salary for 2005, the Compensation Committee considered various factors, including the Company’s historical compensation practices and publicly-available information about chief executive officer salaries at comparable companies. In determining the long-term incentive component of the Chief Executive Officer’s compensation for 2005, the Committee considered appropriate factors, such as the Company’s performance and relative stockholder return, the value of similar incentive grants or awards to chief executive officers at comparable companies, and the grants or awards given to the Chief Executive Officer in past years.
      The Committee also annually reviews and approves the compensation of the Company’s other executive officers, taking into account peer group practices and other appropriate factors, such as corporate and individual performance and historical compensation practices for such officers. The base compensation of the other executive officers was based on the annual review of their performance conducted in early 2005, including recommendations from the Chief Executive Officer. The Committee also provides general oversight of the Company’s compensation and benefits plans, policies and programs that pertain to employees other than executive officers.
      The Committee also sets target cash bonuses for all executive management each year, in setting target bonuses and incentive awards , the Committee takes into account not only near term financial goals and other factors indicated above, but also several quantitative and qualitative factors that will impact the Company’s future growth. Examples of these criteria are asset growth, acquisition activity and opening new branches.
      The Compensation Committee met seven times during 2005.
      The Compensation Committee determined that, in view of the shortfall in earnings per share relative to budget goals, it would be inappropriate to pay bonuses for fiscal 2005 to executive officers.

Members of the Compensation Committee

Lawrence Chimerine, Ph.D., Chair
Alan E. Master
William B. Rhodes
March 27, 2006

STOCK PERFORMANCE GRAPH
      The graph below compares the cumulative total return to holders of our common stock for the period from December 18, 2003, when trading in our common stock commenced on The Nasdaq Stock Market’s National Market System, through December 31, 2005, against the cumulative total return of

•	the Russell 3000 Index,

•	the Russell 2000 Index,

•	the Banks Index,

•	the Nasdaq Stock Market Composite Index, and

•	America’s Community Bankers Nasdaq Index.
Comparison of Two Cumulative Total Return
Assumes Initial Investment of $100
Through December 2005
Notes:

(1)	Assumes $100 invested on December 18, 2003 in our common stock, at a price of $17.80 per share, the closing price on the first day of trading in our common stock. The Russell 3000 Index is an index of the largest 3,000 companies incorporated in the United States and its territories. The Russell 2000 Index is an index of the smallest 2,000 members of the Russell 3000 Index. The Banks Index is a market weighted index prepared by the Professional Services Division of Zack’s Investment Research, Inc. The Nasdaq Composite Index prepared by The Nasdaq Stock Market, Inc. is a market weighted index covering all common stock (approximately 3,300 issues) listed on Nasdaq. America’s Community Banker’s Nasdaq Index is an index including all Nasdaq listed banks and thrifts or their holding companies, excluding the 50 largest based on asset size and those with an international or credit card specialization.

(2)	Stockholder returns over the indicated period shown in the graph above should not be considered indicative of future stockholder returns.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      Ranieri & Co., Inc. We were a party to a nonexclusive consulting agreement with Ranieri & Co., Inc., or Ranieri & Co., a company controlled by Mr. Ranieri, dated November 4, 2002 that expired November 4, 2005. Pursuant to the consulting agreement, Ranieri & Co. provided, among other services, strategic planning advice and guidance, asset and liability management advice, and other strategic advice. In exchange for such services, Ranieri & Co. received a fee of $500,000 per year. Ranieri & Co. also was originally granted a ten-year, irrevocable option to purchase an aggregate of 570,000 shares of our common stock exercisable at $10.00 per share, which became exercisable in full as a result of the completion of our initial public offering. We granted this option to Ranieri & Co. under a stock option agreement, dated as of November 4, 2002, in partial consideration for the services to be provided by Ranieri & Co. to us under the consulting agreement.
      The stock option agreement provides that the option may be exercised in whole or in part at any time during the ten-year period beginning on the date of the agreement, by sending us a written notice to that effect. Any purchase of shares under the option is subject to compliance with the applicable regulations of the Securities and Exchange Commission, the Texas Department of Savings and Mortgage Lending, the Office of Thrift Supervision and the Federal Deposit Insurance Corporation and the receipt of any applicable regulatory approvals. The type and number of shares or securities subject to the option, and the exercise price, are subject to adjustment in the event of any change in our common stock by reason of a stock dividend, split-up, merger, recapitalization, combination, exchange of shares, or similar transaction. The stock option agreement provides that the option may not be sold, transferred, pledged or hypothecated unless we have been supplied with evidence reasonably satisfactory to us that such disposition is not in violation of the Securities Act of 1933. In addition, the option and the right to purchase the underlying shares may be transferred only to one or more persons, each of whom on the date of transfer is an employee, officer, director, member, partner, stockholder or other equity interest holder of the option holder or its “affiliates” (defined to mean any person or entity who controls, is controlled by, or is under common control with, the holder). Upon any such transfer, the transferee will be entitled to all of the benefits, and subject to all of the limitations, of Ranieri & Co., as the original holder of the option, and will be treated for all purposes as such original holder.
      On June 10, 2003, Ranieri & Co. transferred 552,900 of its options to certain equity holders and employees of Ranieri & Co. and Hyperion BK2 Ventures L.P., or Hyperion Ventures, which was controlled by Mr. Ranieri, and certain of our directors and officers, at a price of $1.52 per option share. See “Ownership of Common Stock” above. Following these transfers by Ranieri & Co., we entered into new option agreements with each of the transferees of the options with substantially the same terms as the Ranieri & Co. stock option agreement.
      The consulting agreement, as amended by letter agreement dated December 15, 2003, required that Ranieri & Co. perform its services in conformity with the highest business, trade and professional standards and utilizing the degree of skill, care and supervision necessary to ensure that services are performed in a timely fashion and in accordance with the professional standards customary in the industry.
      Loans. Since the beginning of the last fiscal year, certain of the Company’s executive officers and members of their immediate family have been indebted to the bank under mortgage loans made in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with unaffiliated persons and do not involve more than normal risk of collectibility for credit transactions or present other unfavorable features.
      Directors and Officers. Mr. Perro is the Chief Financial Officer and a Managing Director and Vice President of Ranieri & Co. Kristina Dillon, our Vice President — Administration, is the daughter of Mr. Nocella.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. Based on our records and other information, and except as provided below, we believe that all Section 16(a) Securities and Exchange Commission filing requirements applicable to our directors and executive officers for fiscal 2005 were timely met. During fiscal 2005, Mr. Ranieri, one of our directors, was late in filing one Form 4 relating to one transaction and Mr. Rhodes, one of our directors, was late in filing Form 4’s relating to seven transactions all occurring in the span of 15 days.
ITEM 1 — ELECTION OF CLASS III DIRECTORS
Directors to be Elected at the Meeting
      Our Certificate of Incorporation and Bylaws provide that our Board of Directors be divided into three classes, each serving for staggered three-year terms. Class III directors will be elected at the 2006 annual meeting. Our Board’s nominees for Class III directorships are Lewis S. Ranieri, Robert A. Perro and John B. Selman. The principal occupation and other information regarding the nominees for election at the 2006 annual meeting are set forth below. Information about the share ownership of the nominees can be found in “Ownership of Common Stock” above.
      Lewis S. Ranieri, 59, is our Chairman and has been a director since we were founded in 2001. Mr. Ranieri is the prime originator and founder of the Hyperion private equity funds (“Hyperion”) and chairman and/or director of various other non-operating entities owned directly and indirectly by Hyperion. Mr. Ranieri also serves as Chairman, Chief Executive Officer and President of Ranieri & Co., Inc., a private investment advisor and management corporation. He is also Chairman of American Financial Realty Trust, Capital Lease Funding, Inc., Computer Associates International, Inc., and Root Markets, Inc., an internet-based marketing company. In addition, Mr. Ranieri serves on the Board of Directors of Reckson Associates Realty Corp.
      Prior to forming Hyperion, Mr. Ranieri had been Vice Chairman of Salomon Brothers, Inc. (“Salomon”). He is generally considered to be the “father” of the securitized mortgage market. Mr. Ranieri helped develop the capital markets as a source of funds for housing and commercial real estate, established Salomon’s leadership position in the mortgage-backed securities area, and also led the effort to obtain federal legislation to support and build the market. At Salomon, Mr. Ranieri had responsibility for the firm’s activities in the mortgage, real estate and government-guaranteed areas.
      Regarded as an expert and innovator in both the mortgage and capital markets, Mr. Ranieri has served on the National Association of Home Builders Mortgage Roundtable continuously since 1989. In recognition of his dedication and lifelong achievements in the housing industry, Mr. Ranieri was inducted into the National Housing Hall of Fame. He is also a recipient of the lifetime achievement award given by the Fixed Income Analysts Society, Inc. (“FIASI”) and was subsequently inducted into the FIASI Hall of Fame for outstanding practitioners in the advancement of the analysis of fixed-income securities and portfolios. In November 2004, Business Week magazine named him one of “the greatest innovators of the past 75 years,” and in 2005, he received the Distinguished Industry Service Award by the American Securitization Forum.
      Mr. Ranieri acts as a trustee or director of Environmental Defense and The Metropolitan Opera Association and is Chairman of the Board of the American Ballet Theatre.
      Robert A. Perro, 53, a certified public accountant, has been a director of the Company since April 2002. He has been a Managing Director, Vice President and Chief Financial Officer at Ranieri & Co., Inc. since 1993. He also has been a Vice President of the controlling entity for Hyperion Partners II L.P. since its inception in 1995. In addition, he is a director of Merrick Bank Corporation and an officer and/or director of various holding companies owned by Hyperion. Merrick Bank is a Utah Industrial Bank specializing in the issuance of credit cards to the non-prime and unbanked sector. Prior to joining Ranieri & Co., Mr. Perro was a partner in a public accounting firm and then head of his own accounting firm. Mr. Perro holds a B.B.A. from

Bernard Baruch College of the City University of New York and an M.S. in Taxation from C.W. Post College of Long Island University.
      John B. Selman, 74, a director of the Company since April 2002, is an attorney with over 30 years of experience in banking. He was the Chairman of the Bank prior to our acquisition of it in 2002 and served as Chairman of the Board of Highland Lakes Bank and Lost Pines National Bank from 1981 to 1987. Mr. Selman is presently Chairman of the Board of Grand Mountain Bank, FSB, in Granby, Colorado. Mr. Selman has also been a director of several other central Texas financial institutions. Mr. Selman has been of counsel to Selman, Munson & Lerner P.C., a law firm in Austin, Texas, which concentrates in business transactions and regulatory bank law, since 1986, and from 1989 to 2000 was of counsel to Silver, Freedman & Taff, L.L.P., a Washington, D.C., law firm specializing in representing financial institutions. Mr. Selman is a graduate of the University of Texas at Austin with a business and law degree. He is a director of the Midwest Savings Conference and President of the Church Food Pantry in Austin. An active Catholic layman, Mr. Selman has been honored by the Catholic Church as a Knight of the Holy Sepulcher. The agreement pursuant to which we acquired the Bank requires, for a three-year period after the closing of the acquisition, that we include in our recommended slate of nominees for election to our Board of Directors two persons who were serving as directors of the Bank at the time the acquisition was completed. Mr. Selman was initially elected to the Board of Directors pursuant to that requirement.
The Board recommends a vote FOR each of the nominees.
Directors Whose Terms Extend Beyond the Meeting
      The principal occupation and other information regarding the directors whose terms of office will continue after the meeting are set forth below. Information about the share ownership of the directors whose terms extend beyond the meeting can be found in “Ownership of Common Stock” above.
Class I Directors — Terms Expiring in 2007
      Lawrence Chimerine, Ph.D., 65, a director of the Company since April 2002, has served as President of his own economic consulting firm, Radnor International Consulting, Inc., since 1990. From 1993 to 2000, he was also the Managing Director and Chief Economist of the Economic Strategy Institute in Washington, D.C. From 1979 to 1987, Dr. Chimerine served as Chairman and CEO of Chase Econometrics and from 1987 to 1990 served as Chairman and CEO of the WEFA Group, both of which provide economic consulting services. He was the Manager of Economic Research for the IBM Corporation from 1965 to 1979, as well as the Senior Economic Advisor at Data Resources, a subsidiary of McGraw-Hill, Inc. from 1991 to 1994. He has served, and is currently serving, as a director of House of Taylor Jewelry, Inc. and Tonsberg Magnesium Group International and on the boards or advisory boards of several private corporations. Dr. Chimerine has served on several governmental advisory committees and has testified before major U.S. Congressional Committees. He has made numerous economic presentations to businesses and organizations throughout the United States and internationally and has made several guest appearances on various financial and business news telecasts. Dr. Chimerine received a B.S. in Mathematics from Brooklyn College and a Ph.D. in Economics from Brown University.
      James A. Howard, C.P.A., 75, a director since March 2004, has for more than the past 19 years served as a Certified Public Accountant, a Certified Insurance Receiver, a Special Deputy Receiver for the Texas Department of Insurance, a Federal bankruptcy trustee and a consultant to businesses. Mr. Howard was a partner in the international accounting firm Touche Ross & Co. (the predecessor of Deloitte & Touche LLP) from 1969 to September 1985. While a partner there he accumulated 16 years audit and general services experience for financial institutions, including commercial banks, savings and loan companies and life insurance companies. He served for eight years as a member of the firm’s financial institutions industry committee. Upon his retirement from the accounting firm, he became a self-employed business consultant providing business planning, personal financial planning and management advisory services to financial institutions, among other entities. He also has served by court appointment as Federal bankruptcy trustee for a number of businesses, supervising the sale of assets by the bankrupt estate. From July 1988 to February 1998 he served as liquidating trustee of Nash Phillips/ Copus, Inc., one of the largest residential homebuilders in the United States. From February 1991 through February 2004, he served by appointment of the Texas Department of Insurance as Special Deputy Receiver and since July 17, 2002 has served by court appointment as receiver for Tesher Corp. Mr. Howard is a Certified Public Accountant, a Certified Insurance Receiver, a charter member of the International Association of Insurance Receivers, a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants and a past member of the Board of Directors of the American Diabetes Association.
      Anthony J. Nocella, 63, a director of the Company since April 2002, has served as our President since April 2002 and our Chief Executive Officer since July 2002. He has served as the Chairman, Chief Executive Officer and President of the Bank since April 2002. Mr. Nocella was co-founder, Vice Chairman and Director of Bank United Corp. and was Chief Financial Officer of Bank United Corp. from its inception in 1988 until its merger with Washington Mutual in February 2001. He founded and managed commercial banking and financial markets (mortgage banking and capital markets), and was Chairman of the brokerage division of that bank. Mr. Nocella directed the issuance of the first commercial mortgage-backed bonds (REMIC), and the first single-family residential REMIC issued by Salomon Brothers and FNMA, and brought three companies public, Bank United Corp. (1996), PSFS (1983) and Humana, Inc., formerly American Medicorp, Inc. (1970). From 1988 to 1990, Mr. Nocella provided consulting services to Bank United Corp., as well as other financial institutions as President of Nocella Management Company, a firm that specialized in asset and liability management consulting for financial institutions. From 1981 to 1987, Mr. Nocella served as Executive Vice President and Chief Financial Officer of Meritor Financial Group, as well as President and founder of its commercial banking/financial markets arm, Meritor Financial Markets. During his 13 years at Meritor (1974 to 1987), he also served as President of PSFS Management Company, the holding company of The Philadelphia Saving Fund Society, the nation’s largest savings institution at the time. Mr. Nocella’s other positions have included Controller and Director of Financial Services for American Medicorp, Inc., Senior Managing Auditor and Consultant for KPMG Peat Marwick and adjunct professor of finance at St. Joseph’s University and Drexel University. Mr. Nocella, a Certified Public Accountant, received an undergraduate degree in accounting from LaSalle University and an M.B.A. in computer science and finance from Temple University. He also completed the Graduate Banking Financial Management Program of the Wharton School at the University of Pennsylvania. Mr. Nocella is a director and member of the Basel II Committee of the America’s Community Bankers, Past Chairman and a director of the Texas Savings and Community Bankers Association, and delegate and Past President and Key Member of the Financial Executives Institute. Mr. Nocella also serves on the National Association of Home Builders Mortgage Roundtable.
Class II Directors — Terms Expiring in 2008
      David M. Golush, 60, has been a director of the Company since April 2002, has been a private investor since February 2001. He was formerly associated with Ranieri & Co. from 1987 through 2000. Mr. Golush was a director of Bank United Corp. from its formation in 1988 until its merger with Washington Mutual, Inc. in February 2001. Prior to joining Ranieri & Co., Mr. Golush was employed by Salomon Brothers from 1972 to 1987 and was Vice President from 1975. From 1984 to 1987, he was Chief Administrative Officer of Salomon Brothers’ Mortgage and Real Estate Department. Prior to joining Salomon Brothers he held various positions in public accounting and private industry. Mr. Golush has been licensed as a certified public accountant in the State of New York since 1972. Mr. Golush received a B.B.A. from the University of Cincinnati. He is a member of the boards of the Jewish Federation of Central New Jersey, and the Center for Civic Responsibility.
      Alan E. Master, 65, a director of the Company since April 2002, is a financial consultant, corporate director and a private investor. He began his career with Chemical Bank in 1961 as a commercial lending officer, became a regional Office Head and later served as President or senior executive in banks in Miami, Florida. In 1973, he joined Barnett Banks of Florida, Inc. as President and CEO of a major subsidiary and subsequently led the merger of five subsidiaries of Barnett. Other career positions have included President, CEO, Vice Chairman and Chief Financial Officer of United Americas Bank of New York, 1977 to 1979; Executive Vice President and Director of The Merchants Bank of New York, 1979 to 1983; President and

CEO, Ensign Bank FSB, New York City, 1983 to 1990; director of Bank United Corp., Houston, Texas, 1995 to 2001; President and CEO, The Master Group, specializing in financial services consulting, 1991 to present. Mr. Master currently serves as a Trustee of American Financial Realty Trust, a publicly traded REIT, and is a former Director of Private Banking — USA, Bank Hapoalim, New York City and the Private Clients Group of UBS Paine Webber, Inc., New York City. Mr. Master is a former Advisory Director of Beyond Guide, Inc., was a member of the Board of Trustees of the Hyperion Government Mortgage Trust II and is a former member of the Advisory Boards of Hyperion Partners, Hyperion Partners II and the Johnson Graduate School of Management, Cornell University. Mr. Master received a B.A. from Cornell University and completed all course work in finance and accounting in the M.B.A. program at the New York University Graduate School of Business Administration.
      William B. Rhodes, 66, has served as a director of the Company since April 2002. For more than the past five years, Mr. Rhodes has been the President and owner of Preferred Stampings of Texas Inc., a company located in Round Rock, Texas, engaged in the business of manufacturing components for the hi-tech industry. Mr. Rhodes has been a board member of the Bank since 1998 and prior to joining the board of the Bank was a director of Horizon Bancorp., Inc., in Austin, Texas.
ITEM 2 — APPROVAL OF THE FRANKLIN BANK CORP. 2006
LONG-TERM INCENTIVE PLAN
      The Company’s stockholders are also being asked to approve the adoption of the Franklin Bank Corp. 2006 Long-Term Incentive Plan (the “2006 Plan”) at the meeting.
      On March 1, 2006 the Board of Directors adopted the 2006 Plan, subject to the approval of the stockholders at the meeting. The aggregate number of shares of common stock of the Company subject to the 2006 Plan is 1,000,000 shares. A copy of the 2006 Plan is attached to this Proxy Statement as Appendix A. Stockholders are encouraged to read the 2006 Plan in its entirety. The following sections describe the background of the Board’s decision to adopt the 2006 Plan and its material terms.
Background
      During 2002 the Company established the Franklin Bank Corp. 2002 Stock Option Plan (the “2002 Plan”), which authorized the grant of options to purchase a maximum of 775,000 shares of common stock to certain employees and directors at exercise prices set by the Compensation Committee of the Company’s Board of Directors and vest over a period of three years from the date of grant. The exercise price of an option granted under the 2002 Plan could not be less than the fair market value of a common stock on the date such option is granted and the term of any option granted under the plan could not exceed ten years. The Company granted 542,448 options under the 2002 Plan and no additional option grants may be made under the 2002 Plan.
      During 2003, the Board of Directors of the Company adopted the Franklin Bank Corp. 2004 Long-Term Incentive Plan (the “2004 Plan”), which provided for the issuance of stock options, stock appreciation rights, restricted stock, performance units and other stock-based awards to key employees, directors, and consultants of the Company and its subsidiaries and affiliates. The adoption of the 2004 Plan was approved by the stockholders of the Company during 2003 to become effective at the close of the Company’s initial public offering. The 2004 Plan was adopted to assist the Company in attracting and retaining highly qualified and motivated personnel and to encourage ownership of Company common stock and provide an incentive for key employees and directors to render services and to exert maximum effort for the business success of the Company.
      A total of 1,000,000 shares of common stock were subject to awards under the 2004 Plan. As of the date of this Proxy Statement, restricted stock and options to purchase common stock aggregating 932,548 shares have been granted and not forfeited pursuant to the 2004 Plan, of which 678,080 were to executive officers and directors of the Company. Only 67,452 shares remain available for future awards under the 2004 Plan.

Purpose
      The Company believes that it has been able to attract highly qualified and motivated personnel in part through the use of stock options and restricted stock under the 2002 Plan and the 2004 Plan, and that it is desirable to have the continued flexibility to attract able persons to be employees, directors and consultants of the Company and its subsidiaries and affiliates. The Company believes that the 2006 Plan will provide a means by which those persons can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ or service. With only 67,452 shares of common stock remaining available for grant under the 2004 Plan, the Compensation Committee recommended, and the Board of Directors approved, the 2006 Plan as a continuing source of incentives for employees, directors and consultants.
      The following summary of the material provisions of the 2006 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2006 Plan, which is attached as Appendix A. Stockholders are encouraged to read the 2006 Plan in its entirety.
Eligible Individuals
      Directors, officers, employees and consultants of, and prospective employees and consultants of, us and our subsidiaries and affiliates are eligible to participate in the 2006 Plan. All employees are eligible to participate in the 2006 Plan. We have not granted any awards under the 2006 Plan.
Administration
      The 2006 Plan is administered by the Compensation Committee of our Board of Directors. This committee will be referred to in this description as the “committee.” The committee is authorized to delegate certain administrative responsibilities to individuals selected by it in its discretion. The committee will determine the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of the grant, in addition to those contained in the 2006 Plan. Each grant under the 2006 Plan will be confirmed by and subject to the terms of an award agreement containing provisions consistent with the 2006 Plan and such other terms and conditions as the committee deems necessary or appropriate.
Authorized Shares
      The maximum number of shares of common stock that may be issued to participants and their beneficiaries under the plan, regardless of the type of award, is 1,000,000 shares. Shares subject to an award under the plan may be authorized and unissued shares or may be treasury shares. Further, no participant may be granted awards covering in excess of 1,000,000 shares of common stock in any calendar year, and no more than 1,000,000 shares of restricted stock may be issued during the term of the plan.
      If any award is forfeited, or if any option (or stock appreciation right, if any) terminates, expires or lapses without being exercised, or if any stock appreciation right is exercised for cash, shares of common stock subject to such awards will again be available for distribution in connection with awards under the 2006 Plan. If the option price of any option or the strike price of any freestanding stock appreciation right is satisfied by delivering shares of our common stock (by either actual delivery or by attestation), only the number of shares of common stock delivered to the participant, net of the shares of common stock delivered to us or attested to, will be deemed delivered for purposes of determining the maximum numbers of shares of common stock available for delivery under the 2006 Plan. To the extent any shares of common stock subject to an award are not delivered to a participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the 2006 Plan. The maximum number of shares of common stock that may be issued pursuant to options intended to be incentive stock options is 1,000,000 shares.

      In the event of certain types of corporate transactions or restructurings, such as stock splits, mergers, consolidations, separations, spin-offs, reorganizations, liquidations, or other distributions of our stock or property (including an extraordinary stock or cash dividend), the committee or the board may make adjustments in the aggregate number and kind of shares available for issuance under the 2006 Plan, in the maximum share limitations upon stock options, incentive stock options, stock appreciation rights and other awards to be granted to any individual, in the number, kind and option price or strike price of outstanding stock options and stock appreciation rights, in the number and kind of shares subject to other outstanding awards granted under the 2006 Plan, and any other equitable substitutions or adjustments that the committee or the board determine to be appropriate in their sole discretion.
Types of Awards
      Stock Options. Stock options may be granted alone or in addition to other awards. Stock options may be “incentive stock options” (within the meaning of Section 422 of the Code) or nonqualified stock options, as designated by the committee and specified in the option agreement setting forth the terms and provisions of the options. The term of each stock option will be fixed by the committee, but no incentive stock option may be exercised more than 10 years after the date it is granted. The exercise price per share of common stock purchasable under a stock option will be determined by the committee but may not be less than the fair market value of the common stock on the date of grant. Stock options granted under the 2006 Plan cannot be repriced without stockholder approval. In the event of the types of extraordinary corporate transactions discussed above, however, the committee or the board may authorize an equitable adjustment. Except as otherwise provided in the 2006 Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the committee, and the committee may at any time accelerate the exercisability of a stock option. The 2006 Plan contains provisions, which apply unless otherwise determined by the committee, regarding the vesting and post-termination exercisability of options held by optionees whose employment with us terminates by reason of death, disability, retirement, or otherwise.
      Stock Appreciation Rights. Stock appreciation rights, or SARs, may be granted separately or in tandem with all or part of any stock option granted under the 2006 Plan. A stock appreciation right granted separately from any stock option under the 2006 Plan is called a freestanding SAR. A stock appreciation right granted in tandem with a stock option under the 2006 Plan is called a tandem SAR. A tandem SAR will terminate and will no longer be exercisable upon the termination or exercise of the related stock option. A tandem SAR may be exercised by an optionee, at the time or times and to the extent the related stock option is exercisable, by surrendering the applicable portion of the related stock option in accordance with procedures established by the committee. Upon exercise, a tandem SAR permits the optionee to receive cash, shares of common stock, or a combination of cash or stock, as determined by the committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the per share exercise price of the related stock option, multiplied by the number of shares with respect to which the tandem SAR is exercised. A freestanding SAR will have the term determined by the committee at the time of grant. The strike price cannot be lower than the fair market value of the stock on the grant date. The strike price of a SAR cannot be repriced without stockholder approval. In the event of the types of extraordinary corporate transactions described above, however, the committee or the board may authorize an equitable adjustment. The committee can determine exercisability restrictions on freestanding SARs at the time of grant. Upon exercise, a freestanding SAR permits the holder to receive cash, shares of common stock, or a combination of cash or stock, as determined by the committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of common stock on the date of exercise over the strike price, multiplied by the number of shares with respect to which the freestanding SAR is exercised. The 2006 Plan contains provisions, which apply unless otherwise determined by the committee, regarding the vesting and post-termination exercisability of freestanding SARs held by an individual whose employment with us terminates by reason of death, disability, retirement or otherwise.
      Restricted Stock. Restricted stock may be granted either alone or in addition to other awards granted under the 2006 Plan. The 2006 Plan authorizes the committee to grant restricted stock to individuals with such restriction periods as the committee may designate. The committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied. If the grant is intended to be a “qualified performance-based award,” these goals must be based on the attainment of specified levels of one or more of the following and other measures: specified levels of the Company’s stock price, market share, sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings. These goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or subsidiaries and can be on an absolute or relative basis. A “qualified performance-based award” is a grant of restricted stock or performance units designated as such by the committee at the time of grant based upon a determination that (1) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which we would expect to be able to claim a tax deduction with respect to such performance unit awards, and (2) the committee wishes such grant to qualify for the $1 million exemption from the limitation on deductibility of compensation with respect to any covered employee imposed by Section 162(m) of the Code. The committee will specify the performance goals to which any “qualified performance-based award” will be subject. No more than 1,000,000 shares of common stock may be subject to “qualified performance-based awards” granted to any participant in any fiscal year.
      The provisions of restricted stock awards (including any applicable performance goals) need not be the same with respect to each participant. During the restriction period, the committee may require that the stock certificates evidencing restricted shares be held by us. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Restricted stock that is still subject to restrictions is forfeited upon termination of employment, unless otherwise provided by the committee. Other than these restrictions on transfer and any other restrictions the committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.
      Performance Units. Performance units may be granted either alone or in addition to other awards granted under the 2006 Plan. Performance units may be performance-based stock awards or performance-based cash awards. Performance units may be granted subject to the attainment of performance goals and/or the continued service of the participant. As noted above, performance units can be “qualified performance-based awards.” At the conclusion of the award cycle, the committee will evaluate the degree to which any applicable performance goals have been achieved and the performance amounts earned, and will cause to be delivered the amount earned in either cash or shares, at the election of the committee. Except to the extent otherwise provided in the applicable performance unit agreement or the 2006 Plan, all rights to receive cash or stock in settlement of performance units will be forfeited upon a participant’s termination of employment for any reason during the award cycle or before any applicable performance goals are satisfied, unless the committee, in its discretion, waives any or all remaining payment limitations with respect to such participant’s performance units. However, the committee may not waive the satisfaction of the applicable performance goals in the case of performance units that are “qualified performance-based awards” unless the participant’s employment is terminated by reason of death or disability or is terminated by us without cause or by the participant for good reason.
      Other Stock-Based Awards. Other awards of common stock and other awards that are valued by reference to, or otherwise based upon, common stock, including (without limitation) dividend equivalents and convertible debentures, may also be granted under the 2006 Plan, either alone or in conjunction with other awards.
      Tax Offset Bonuses. At the time an award is made under the 2006 Plan or at any time thereafter, the committee may grant to the participant receiving such award the right to receive a cash payment in an amount specified by the committee, to be paid at such time or times as the award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the committee and on such other terms and conditions as the committee shall determine.
Transferability of Awards
      Awards are nontransferable other than by will or the laws of descent and distribution. However, in the discretion of the committee, nonqualified stock options and stock appreciation rights may be transferred as expressly permitted by the committee, including pursuant to a transfer to members of the holder’s immediate family. The transfer may be made directly or indirectly or by means of a trust or partnership or otherwise. Stock options and stock appreciation rights may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.
Change in Control
      Unless provided otherwise by the committee at the time of grant, in the event of a change in control (as defined in the 2006 Plan), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested, any restrictions on shares of restricted stock will lapse, and performance units will be deemed earned and payable in full in cash. In addition, unless otherwise provided by the committee at the time of grant, if a stock option or stock appreciation right holder’s employment is terminated by us other than for cause, death or disability or if such holder voluntarily resigns for good reason during the twenty-four month period following a change in control, such holder may exercise the option or stock appreciation right until at least the first anniversary of such termination or the end of such other period determined by the committee, unless the term of the option expires first. If the committee so provides, in the event of a change in control, a holder of a stock option or a freestanding stock appreciation right may have the right, for 60 days from and after the change in control, to surrender all or part of the stock option or stock appreciation right and receive cash for the excess of (A) the greater of (i) the highest price paid per share if the change in control is a tender offer or an exchange offer or (ii) the highest trading price of a share of common stock during the 60-day period preceding and including the date of the change in control (or, under some circumstances, the value of the consideration for each share of common stock paid in the change of control, if higher) over (B) the exercise price of the stock option or strike price of the stock appreciation right, whichever is applicable.
Unfunded Plan
      Insofar as the 2006 Plan provides for awards in common stock or cash, it shall be an unfunded plan without any obligation on the part of the Company to segregate assets relating to the 2006 Plan.
Effectiveness, Amendments and Termination
      The 2006 Plan has been approved by the board and will become effective if approved by the Company’s stockholders at the meeting. The board may at any time amend, alter, or discontinue the 2006 Plan but may not impair the rights of a holder of outstanding awards without the holder’s consent, except for an amendment made to comply with applicable law, stock exchange rules or accounting rules. No amendment may be made without the approval of our stockholders to the extent such approval is required by applicable law or stock exchange rules. The committee may amend the terms of any outstanding stock option or other award, but no such amendment may cause a “qualified performance-based award” to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder’s consent, except an amendment made to cause the 2006 Plan or award to comply with applicable law, stock exchange rules or accounting rules. The committee’s authority to amend any award is subject to the condition that the committee may not cause any such award to cease to qualify as a “qualified performance-based award.”
      In the event an award is granted to an individual who is employed outside the United States and who is not compensated from a payroll maintained in the United States, the committee may, in its sole discretion, modify the provisions of the grant as they pertain to such individual to achieve the purposes of the 2006 Plan.
      No option grants may be granted under the 2006 Plan after the expiration of ten years from the date of its adoption by our Board of Directors. The 2006 Plan remains in effect as to option grants made prior to the expiration of ten years until such grants have been satisfied or have expired.

Federal Income Tax Consequences of the 2006 Plan
      Status of Stock Options. The federal income tax consequences both to the participant and the Company of stock options granted under the 2006 Plan differ depending on whether an option is an incentive stock option or a nonqualified stock option.
      Nonqualified Stock Options. No federal income tax is imposed on the participant upon the grant of a nonqualified stock option. Generally, upon the exercise of a nonqualified stock option, the participant will be treated as receiving compensation taxable as ordinary income in the year of exercise, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for such shares. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any difference between the amount realized on the disposition and the basis of the shares (exercise price plus any ordinary income recognized upon exercise of the option) would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares. Upon a participant’s exercise of a nonqualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the participant.
      Incentive Stock Options. No federal income tax is imposed on the participant upon the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be included in the calculation of the participant’s alternative minimum tax liability, if any. If the participant does not dispose of shares acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares were transferred to him, the difference between the amount realized upon a subsequent disposition of the shares and the exercise price of the shares would be treated as long-term capital gain or loss. In such event, the Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares so acquired. If a participant disposes of shares acquired pursuant to his exercise of an incentive stock option prior to the end of the two-year or one-year holding periods noted above, the disposition would be treated as a disqualifying disposition and the participant would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or the amount realized on such sale, if less) over the exercise price. Any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long-term or short-term capital gain, depending on the holding period of the shares. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income recognized by the participant.
      Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or the Company upon the grant of a SAR or during the period that the unexercised right remains outstanding. Upon the exercise of a SAR, the amount received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding deduction.
      Restricted Stock. No federal income tax is imposed on a participant at the time shares of restricted stock are granted, nor will the Company be entitled to a tax deduction at that time. Instead, when either the transfer restriction or the forfeiture risk lapses, such as on the vesting date, the participant will recognize ordinary income in an amount equal to the fair market value of the shares of restricted stock over the amount, if any, paid for such shares. Notwithstanding the foregoing, unless restricted by the agreement relating to such grant, a participant receiving restricted stock can elect to include the excess of the fair market value of the restricted stock over the amount (if any) paid for such stock in income at the time of grant by making an appropriate election under Section 83(b) of the Code within 30 days after the restricted stock is issued to the participant. Subsequent appreciation in the fair market value of the stock will be taxed as capital gains when the participant disposes of the stock. However, if a participant files such an election and the restricted stock is subsequently forfeited, the participant is not allowed a tax deduction for the amount previously reported as ordinary income due to the election. At the time the participant recognizes ordinary income with respect to shares issued pursuant to a restricted stock award, the Company will be entitled to a corresponding deduction.
      Performance Units. Generally, a holder of a performance unit will not recognize income when the award is granted, unless the performance unit vests immediately and has no substantial restrictions or limitations. If the performance unit vests only upon the satisfaction of certain performance criteria, a holder will recognize ordinary income only when such award vests and any restrictions regarding forfeiture are removed. The Company will generally be allowed to deduct from its taxes the amount of ordinary income a participant must recognize.
      Section 162(m) of the Code. Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million in any calendar year. Compensation that qualifies as “performance based compensation” (as defined for purposes of Section 162(m)) is excluded from the $1 million limitation, and therefore remains fully deductible by the company that pays it. Assuming the 2006 Plan is approved by the stockholders of the Company, the Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying common stock at the date of grant will qualify as “performance based compensation,” although other awards under the 2006 Plan may not so qualify.
New Plan Benefits
      Future grants and awards under the 2006 Plan, if it is approved by the stockholders, will be subject to the discretion of the Compensation Committee of the Board of Directors of the Company. Accordingly, the benefits and amounts that will be received in the future by participants in the 2006 Plan cannot be determined at this time. Moreover, because awards under the 2006 Plan will be discretionary, the Company cannot determine the benefits or amounts that would have been received by or allocated to individual directors or executive officers or groups of directors, executive officers or employees. However, during 2005, the Company granted shares of restricted stock and options to purchase common stock pursuant to the 2004 Plan to our directors, executive officers and non-executive officer employees. Information with respect to grants under the 2004 Plan during 2005 of shares of restricted stock and stock options to our named executive officers is included in this proxy statement under the captions “Executive Compensation — Summary Compensation Plan” and “Executive Compensation — Option Grants During Last Fiscal Year,” respectively. During 2005, we granted under the 2004 Plan 26,544 shares of restricted stock to our executive officers as a group, and did not grant any shares of restricted stock to our non-executive officers or our non-employee directors. During 2005, we granted under the 2004 Plan options to purchase 172,000, 266,700 and 140,000 shares of common stock to our executive officers as a group, our non-executive officers as a group and our non-employee directors as a group, respectively.
The Board recommends a vote FOR approval of the Franklin Bank Corp.
2006 Long-Term Incentive Plan.
ITEM 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee of the Board has appointed Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006. Services provided to the Company and its subsidiaries by Deloitte & Touche LLP in 2005 are described under “Fees to Independent Auditors for 2005 and 2004” below. Additional information regarding the Audit Committee is provided in “Governance of the Company — Report of the Audit Committee” above.
      Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.
The Board recommends a vote FOR ratification of the appointment of
Deloitte & Touche LLP as the Company’s independent auditors for 2006.
      In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Fees to Independent Auditors for 2005 and 2004
      The following table presents fees billed for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for 2005 and 2004 and fees billed for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP for 2005 and 2004.

	2005	2004

	(In thousands)
Audit fees	$264	$217
Audit-related fees(1)	493	450
Tax fees	-0-	-0-
All other fees(2)	-0-	50

Total	$757	$717

(1)	Audit-related fees include advisory services relating to the Sarbanes-Oxley Act of 2002.

(2)	All other fees for 2004 consisted of fees for consulting services.
      All services performed for the Company by the independent auditor must be pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In determining whether to approve services to be performed by the independent auditor, the Audit Committee considers the independent auditor’s knowledge of the Company, the services to be performed and whether another company can provide similar services to the Company at comparable cost.
      All audit-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
DATES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
      In order for proposals submitted by stockholders to be included in the Company’s proxy statement and proxy relating to the Company’s annual meeting of stockholders for 2007, such proposals must be received by the Company at its principal executive office no later than December 4, 2006. In order for proposals submitted by stockholders (including proposals relating to any nomination for directors) to otherwise be brought before the Company’s annual meeting of stockholders for 2007, such proposals must be received by the Secretary of the Company at our principal executive offices, in the form required in the Company’s Bylaws, no earlier than November 4, 2006 and no later than February 2, 2007. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.
OTHER INFORMATION
      You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, please be sure your shares are represented at the meeting by following the instructions on the enclosed proxy card to vote your shares over the Internet, by telephone or by mailing a traditional proxy card.

By Order of the Board of Directors,

Darlene Tregre
Secretary

APPENDIX A
FRANKLIN BANK CORP.
2006 LONG-TERM INCENTIVE PLAN
SECTION 1.     PURPOSE; DEFINITIONS
      The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly related to increases in Company shareholder value.
      Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” means a corporation or other entity controlled by, controlling or under common control with the Company.

(b) “Award” means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Unit, or other stock-based award granted pursuant to the terms of the Plan.

(c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing the grant of an Award.

(d) “Award Cycle” means a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, unless otherwise provided by the Committee in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant’s employment duties, (C) willful and deliberate failure on the part of the Participant to perform his or her employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(g) “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 11(b) and (c), respectively.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i) “Commission” means the Securities and Exchange Commission or any successor agency.

(j) “Committee” means the Committee referred to in Section 2.

(k) “Common Stock” means common stock, par value $0.01 per share, of the Company.

(l) “Company” means Franklin Bank Corp., a Delaware corporation.

(m) “Covered Employee” means a Participant designated prior to the grant of Restricted Stock or Performance Units by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such Participant.

(n) “Disability” means, unless otherwise provided by the Committee, (i) “Disability” as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual

Agreement or it does not define “Disability,” permanent and total disability as determined under the Company’s Long Term Disability Plan applicable to the Participant.

(o) “Early Retirement” means retirement from active employment with the Company or a Subsidiary of the Company pursuant to the early retirement provisions of the applicable pension plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) of such employer, if any.

(p) “Effective Date” shall have the meaning set forth in Section 16.

(q) “Eligible Individuals” mean directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, or its Subsidiaries or Affiliates.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(s) “Fair Market Value” means, except as otherwise provided by the Committee, as of any given date, the average of the highest and lowest per-share sales prices for a share of Common Stock during normal business hours on the Nasdaq or such other national securities market or exchange as may at the time be the principal market for the Common Stock, or if the shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.

(t) “Incentive Stock Option” means any Stock Option designated as, and qualified as, an “incentive stock option” within the meaning of Section 422 of the Code.

(u) “Individual Agreement” means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

(v) “Involuntary Termination” means a Termination of Employment by reason of an Involuntary Termination as defined in an Individual Agreement to which the Participant is a party that is then in effect. If a Participant is not party to an Individual Agreement, or if it does not define “Involuntary Termination,” no Termination of Employment of that Participant shall be considered to be an Involuntary Termination.

(w) “Nasdaq” means the Nasdaq National Market.

(x) “NonQualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(y) “Normal Retirement” means retirement from active employment with the Company or a Subsidiary of the Company at or after age 65 or such other age as may be established by the Committee.

(z) Option Price” shall have the meaning set forth in Section 5(d)(i).

(aa) “Outside Director” means a director who meets any applicable independence requirements of the Nasdaq and who qualifies as an “outside director” within the meaning of Section 162(m) of the Code and as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(bb) “Participant” means an Eligible Individual to whom an Award has been made.

(cc) “Performance Goals” means the performance goals established by the Committee in connection with the grant of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or such subsidiary, division or department of the Company for or within which the participant performs services: specified levels of the Company’s stock price, market share, sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, core non-interest income and/or levels of cost savings and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations

(dd) “Performance Units” means an Award granted under Section 8.

(ee) “Plan” means the Franklin Bank Corp. 2006 Long-Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

(ff) “Qualified Performance-Based Award” means an Award of Restricted Stock or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

(gg) “Restricted Stock” means an Award granted under Section 7.

(hh) “Retirement” means Normal or Early Retirement.

(ii) “Rule 16b-3” means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

(jj) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(kk) “Stock Appreciation Right” means an Award granted under Section 6.

(ll) “Stock Option” means an Award granted under Section 5.

(mm) “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(nn) “Termination of Employment” means the termination of the Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A Participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

SECTION 2.     ADMINISTRATION
      (a) The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the “Committee”), which shall be composed of not less than three Outside Directors, and shall be appointed by and serve at the pleasure of the Board.
      (b) The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Participants.
      (c) Among other things, the Committee shall have the authority, subject to the terms of the Plan:

(i) To select the Participants to whom Awards may from time to time be granted;

(ii) To determine whether and to what extent any type of Award is to be granted hereunder;

(iii) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(d)(i)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

(v) Subject to the terms of the Plan, including without limitation Section 13, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code; and

(vi) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(k), 5(l), 6(b)(ii), 6(c)(xi) and 8(b)(iv).
      (d) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.
      (e) The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.
      (f) Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, shareholders and Participants.
      (g) Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
SECTION 3.     COMMON STOCK SUBJECT TO PLAN
      (a) The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 1,000,000. No Participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 1,000,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. No more than 1,000,000 shares of Restricted Stock may be issued during the term of the Plan.
      (b) If any Award is forfeited, or if any Stock Option (or Stock Appreciation Right, if any) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan. If the Option Price of any Stock Option or the Strike Price (as defined in Section 6(c)(ii)) of any Freestanding Stock Appreciation Right (as defined in Section 6(a)) is satisfied by delivering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock delivered to the Participant net of the shares of Common Stock delivered to the Company or attested to shall be deemed delivered for purposes of determining the maximum numbers of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options shall be 1,000,000 shares.
      (c) In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Option Price and Strike Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefor); provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.
SECTION 4.     ELIGIBILITY
      Awards may be granted under the Plan to Eligible Individuals.
SECTION 5.     STOCK OPTIONS
      (a) Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.
      (b) The Committee shall have the authority to grant any Participant Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the limits on grants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.
      (c) Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Award Agreement shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

      (d) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

(i) Option Price. The Committee shall determine the option price per share of Common Stock purchasable under a Stock Option (the “Option Price”). The Option Price per share of Common Stock subject to a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant. Except for adjustments pursuant to Section 3(c), in no event may any Stock Option granted under this Plan be amended to decrease the Option Price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower Option Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Option, unless such amendment, cancellation, or action is approved by the Company’s shareholders in accordance with applicable law and stock exchange rules.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

(iv) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that such already owned shares have been held by the Participant for at least six months at the time of exercise or had been purchased on the open market. If approved by the Committee, to the extent permitted by applicable law, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 15(a).
      (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution; or (ii) in the case of a NonQualified Stock Option, unless otherwise determined by the Committee, to such Participant’s children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the

Securities Act of 1933 as amended, or any successor thereto. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term “holder” and “Participant” include such guardian, legal representative and other transferee; provided, however, that Termination of Employment shall continue to refer to the Termination of Employment of the original Participant.
      (f) Termination by Death. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of death, if an Incentive Stock Option is exercised after expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.
      (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant (or the appointed fiduciary of such Participant) may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
      (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
      (i) Other Termination. Unless otherwise determined by the Committee at the time of grant: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option’s term; provided, however, that if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Stock Option, except in the case of an Incentive Stock Option, which shall be exercisable for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Incentive Stock Option, whichever period is the shorter. In the event of Termination of

Employment for any reason other than death, Disability, Retirement or for Cause, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
      (j) Change of Control Termination. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant incurs a Termination of Employment during the 24-month period following a Change in Control other than (i) by the Company for Cause, (ii) by reason of death, (iii) by reason of Disability or (iv) by voluntary resignation other than by reason of an Involuntary Termination, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for (A) the longer of (1) one year from such date of termination or (2) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the Award Agreement or Individual Agreement, or (B) until expiration of the stated term of such Stock Option, whichever period is the shorter. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.
      (k) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.
      (l) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at the time of grant, a Participant shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the Option Price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Option Price per share of Common Stock under the Stock Option (the “Spread”) multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(l) shall have been exercised.
SECTION 6.     STOCK APPRECIATION RIGHTS
      (a) Grant and Exercise. Stock Appreciation Rights may be granted alone (“Freestanding Stock Appreciation Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Tandem Stock Appreciation Rights”).
      (b) Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i) Relationship to Related Stock Option. A Stock Appreciation Right issued in conjunction with a NonQualified Stock Option may be granted either at or after the time of grant of such Stock Option. A Stock Appreciation Right issued in conjunction with an Incentive Stock Option may be granted only at the time of grant of such Stock Option. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5.

(ii) Settlement. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the Option Price per share specified in the related Stock Option multiplied by (B) the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(iii) Nontransferability. Tandem Stock Appreciation Rights shall be transferable only to the extent that the underlying Stock Option is transferable pursuant to Section 5(e).

(iv) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed by Section 6(b)(ii). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised. Any Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

      (c) Terms and Conditions of Freestanding Stock Appreciation Rights. Freestanding Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(i) Term. The Committee shall determine the stated term of each Freestanding Stock Appreciation Right granted under this Plan.

(ii) Strike Price. Unless provided otherwise by the Committee, the strike price (the “Strike Price”) per share of Common Stock subject to a Freestanding Stock Appreciation Right shall be the Fair Market Value of the Common Stock on the date of grant. Except for adjustments pursuant to Section 3(c), in no event may any Stock Appreciation Right granted under this Plan be amended to decrease the Strike Price thereof, cancelled in conjunction with the grant of any new Stock Appreciation Right with a lower Strike Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company’s shareholders in accordance with applicable law and stock exchange rules.

(iii) Exercisability. Except as otherwise provided herein, Freestanding Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, and the Committee may at any time accelerate the exercisability of any Stock Appreciation Right. If the Committee provides that any Stock Appreciation Right is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

(iv) Settlement. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value of one share of Common Stock over the applicable Strike Price multiplied by (B) the number of shares of Common Stock in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(v) Nontransferability. No Freestanding Stock Appreciation Right shall be transferable by a Participant other than by will or by the laws of descent and distribution or as otherwise expressly permitted by the Committee, including, if so permitted, pursuant to a transfer to such Participant’s children or family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933 as amended, and any successor thereto. All Freestanding Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such Freestanding Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms “holder” and “Participant” include such guardian, legal representative and other transferee; provided, however, that the term

“Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.

(vi) Termination by Death. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(vii) Termination by Reason of Disability. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of Disability, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(viii) Termination by Reason of Retirement. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of Retirement, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter; provided, however, that if the Participant dies within such period any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(ix) Other Termination. Unless otherwise determined by the Committee at the time of grant: (A) if a Participant incurs a Termination of Employment for Cause, all Freestanding Stock Appreciation Rights held by such Participant shall thereupon terminate; and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Freestanding Stock Appreciation Right held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Freestanding Stock Appreciation Right’s term; provided, however, that if the Participant dies within such three-month period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death until the expiration of the stated term of such Freestanding Stock Appreciation Right.

(x) Change of Control Termination. Notwithstanding any other provision of this Plan to the contrary, in the event a Participant incurs a Termination of Employment during the 24-month period following a Change in Control other than (i) by the Company for Cause, (ii) by reason of death or (iii) by reason of Disability or (iv) by voluntary resignation other than by reason of an Involuntary Termination, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for (A) the longer of (1) one year from such date of termination or (2) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the Award Agreement, or (B) until expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter.

(xi) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at the time of grant or thereafter, a holder of a Freestanding Stock Appreciation Right shall have the right, whether or not such Stock Appreciation Right is fully exercisable, to surrender all or part of such Stock Appreciation Right to the Company and to receive cash, within 30 days of such election, in an amount equal to (A) the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the Strike Price under such Stock Appreciation Right multiplied by (B) the number of shares of Common Stock subject to the Stock Appreciation Right as to which the right granted under this Section 6(c)(xi) shall have been exercised.
SECTION 7.     RESTRICTED STOCK
      (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).
      (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Franklin Bank Corp. 2006 Long-Term Incentive Plan and an Award Agreement. Copies of such Plan and Agreement are on file at the offices of Franklin Bank Corp., 9800 Richmond Avenue, Suite 680, Houston, Texas 77042.”
The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.
      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals must have been satisfied.

(ii) Subject to the provisions of the Plan and the Award Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such Participant’s continued service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock; provided that, to the extent permitted by applicable law, the foregoing shall not prevent a Participant from pledging Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the Option Price for Stock Options.

(iii) Except as provided in this paragraph (iii) and Sections 7(c)(i) and 7(c)(ii) and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Award Agreement and subject to Section 15(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(iv) Except to the extent otherwise provided in the applicable Award Agreement or Section 7(c)(i), 7(c)(ii), 7(c)(v) or 11(a)(ii), upon a Participant’s Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a Participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for “Good Reason” (as defined in any applicable Individual Agreement)) with respect to any or all of such Participant’s shares of Restricted Stock.

(v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.

(vi) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

SECTION 8.     PERFORMANCE UNITS
      (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Participant), the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).
      (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

(i) The Committee may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Committee does not designate Performance Units as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Award Agreement referred to in Section 8(b)(v), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. No more than 1,000,000 shares of Common Stock may be subject to Qualified Performance Based Awards granted to any Eligible Individual in any fiscal year of the Company.

(ii) Except to the extent otherwise provided in the applicable Award Agreement or Section 8(b)(ii) or 11(a)(iii), upon a Participant’s Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability by the Company without Cause or by the Participant for Good Reason) with respect to any or all of such Participant’s Performance Units.

(iii) A Participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee. Such election must be made prior to commencement of the Award Cycle for the Performance Units in question.

(iv) At the expiration of the Award Cycle, the Committee shall evaluate the Company’s performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the Participant, as the Committee shall elect.

(v) Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.
SECTION 9.     TAX OFFSET BONUSES
      At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the Participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the Participant, for the purpose of assisting the Participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.
SECTION 10.     OTHER STOCK-BASED AWARDS
      Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan.
SECTION 11.     CHANGE IN CONTROL PROVISIONS
      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Committee in any Award Agreement, in the event of a Change in Control:

(i) Any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control, and which are not then exercisable and vested, shall become fully exercisable and vested.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested.

(iii) All Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash or shares of Common Stock, as determined by the Committee, as promptly as is practicable.
      (b) Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) Any acquisition by the Company, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (4) Any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 11(b); or

(ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      (c) Change in Control Price. For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the Nasdaq (or such other national securities market or exchange as may at the time be the principal market for the Common Stock) during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Tandem Stock Appreciation Rights relating to

Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Tandem Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.
SECTION 12.     FORFEITURE OF AWARDS
      Notwithstanding anything in the Plan to the contrary, the Committee shall have the authority under the Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested or deferred. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Committee in good faith and in its sole discretion. This Section 12 shall have no application following a Change in Control.
SECTION 13.     TERM, AMENDMENT AND TERMINATION
      The Plan will terminate on the tenth anniversary of the Effective Date. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.
      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or other Award theretofore granted without the Participant’s or recipient’s consent, except such an amendment made to comply with applicable law (including Section 409A of the Code), stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by applicable law or stock exchange rules.
      The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to comply with applicable law (including Section 409A of the Code), stock exchange rules or accounting rules.
      Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.
SECTION 14.     UNFUNDED STATUS OF PLAN
      It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
SECTION 15.     GENERAL PROVISIONS
      (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i) Listing or approval for listing upon notice of issuance, of such shares on Nasdaq, or such other securities exchange as may at the time be the principal market for the Common Stock;

(ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.
      (b) No Limit of Other Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.
      (c) No Contract of Employment. Neither the Plan nor any Award shall constitute a contract of employment. Neither the adoption of the Plan nor the grant of an Award shall confer upon any employee any right to continued employment, nor shall either interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.
      (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
      (e) Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).
      (f) Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.
      (g) Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.
      (h) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
      (i) Nontransferability. Except as otherwise provided in Section 5(e) or 6(b)(iii) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

      (j) Code Section 409A. If it is intended that any grant of an Award to which Section 409A is applicable shall satisfy all of the requirements of such Code section.
SECTION 16.     EFFECTIVE DATE OF PLAN
      The Plan shall be effective as of the date (the “Effective Date”) it is adopted by the Board, provided that it is approved by the stockholders of the Company in accordance with all applicable laws, regulations and stock exchange rules and listing standards.

P R O X Y

FRANKLIN BANK CORP.
9800 Richmond Avenue, Suite 680 Houston Texas 77042

This Proxy is Solicited on Behalf of the Board of Directors for use at the Annual Meeting of Stockholders on Wednesday, May 3, 2006

The undersigned stockholder of Franklin Bank Corp. (the “Company”) hereby makes, constitutes and appoints Russell McCann and Darlene Tregre, and each of them, as attorneys, agents and proxies with full power of substitution to vote, as designated on the reverse, all of the shares of common stock of the Company held of record by the undersigned as of March 20, 2006 which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. (local time) at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas, and at any adjournment or postponement thereof (the “Annual Meeting”), with respect to the proposals described in the Proxy Statement and the Notice of Annual Meeting of Stockholders both dated April 3, 2006, timely receipt of which is acknowledged.

(Continued and to be signed on the reverse side)

FRANKLIN BANK CORP.
P.O. BOX 11103
NEW YORK, N.Y. 10203-0103

FRANKLIN	YOUR VOTE IS IMPORTANT
BANK CORP.	VOTE BY INTERNET / TELEPHONE
24 HOURS A DAY, 7 DAYS A WEEK

	TELEPHONE			INTERNET			MAIL

1-866-809-5161				https://www.proxyvotenow.com/fbtx

•	Use any touch-tone telephone.		•	Go to the website address listed above.		•	Mark, sign and date your proxy card.
•	Have your proxy card ready.	OR	•	Have your proxy card ready.	OR	•	Detach your proxy card.
•	Follow the simple recorded instructions.		•	Follow the simple instructions that appear on your computer screen.		•	Return your proxy card in the postage-paid envelope provided.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.	If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.

1-866-809-5290
CALL TOLL-FREE TO VOTE

☐	▼ DETACH PROXY CARD HERE ▼

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.	☐
Votes must be indicated (x) in Black or Blue ink.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND OTHERWISE IN THE DISCRETION OF THE PROXIES.

1.	ELECTION OF CLASS III DIRECTORS to serve until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

FOR all nominees listed below (except as listed to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed	☐	EXCEPTIONS*	☐

Nominees: Lewis S. Ranieri, Robert A. Perro and John B. Selman
(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions*” box and write that nominee’s name on the following blank line.)

*Exceptions

		FOR	AGAINST	ABSTAIN

2.	APPROVAL OF THE FRANKLIN BANK CORP. 2006 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the Company’s independent auditors for 2006.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

	YES	NO

I plan to attend the Annual Meeting.	☐	☐

To change your address, please mark this box and insert your new address below.	☐

SCAN LINE

Please date and sign below exactly as your name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date	Stock Owner sign here	Co-Owner sign here